RISKS AND UNCERTAINTIES	12 Months Ended
Dec. 31, 2025
EBP 100
EBP, Risk and Uncertainty [Line Items]
RISKS AND UNCERTAINTIES	RISKS AND UNCERTAINTIES
Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility risks. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits.

The Plan had investments of $85,436,715 concentrated in one fund as of December 31, 2025 and $111,961,586, concentrated in two funds as of December 31, 2024.